Fees Summary	Jun. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	41,353.23
Total Transaction Valuation	270,105,990.16
Total Offset Amount	0
Net Fee	$ 41,353.23